Exhibit 10.02

THIS WARRANT AND THE SHARES ISSUABLE ON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAW. THE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR ANY SHARES ISSUABLE ON EXERCISE HEREOF MAY BE TRANSFERRED, SOLD OR OFFERED FOR SALE, IN WHOLE OR IN PART, UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITY UNDER THE SECURITIES ACT AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW, (2) SUCH TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT AND PURSUANT TO QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW OR EXEMPTION THEREFROM, OR (3) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO IDT OR THE COMPANY, AS APPLICABLE, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED AS TO SAID TRANSFER, SALE OR OFFER.

WARRANT TO PURCHASE COMMON STOCK

OF

GENIE ENERGY CORPORATION

EXERCISABLE COMMENCING ON OCTOBER 21, 2009 AND ENDING ON THE EXPIRATION DATE

By issuance of this Warrant  to purchase common stock of Genie Energy Corporation, a Delaware corporation (the “Company”), IDT Corporation, a Delaware corporation (“Grantor” or “IDT”), certifies, for value received, that James Courter (“Warrantholder”) is, subject to and in accordance with the terms and conditions herein set forth, the registered holder of a warrant to purchase up to one thousand (1,000) shares (as adjusted from time to time in accordance with this Warrant) (the “Warrant Shares”), of the Company’s common stock, $0.01 par value (“Common Stock”), with the exercise price (such exercise price per share as adjusted from time to time being referred to herein as the “Exercise Price”), determined as provided hereinafter to be paid in shares of Class B common stock, par value $0.01 per share, of IDT (“IDT Class B”) or any other shares of IDT or a successor entity into which Class B common stock shall be exchanged (“Stock Consideration”), at any time prior to the Expiration Date (as defined in Section 1) at the Grantor’s principal executive office, with the appropriate form of Notice of Exercise set forth herein, duly executed and by surrendering shares of Stock Consideration in payment of the full the Exercise Price, plus transfer taxes, if any, payable by Warrantholder in accordance with Section 5, in the manner set forth in Section 1.

1.           Exercise; Expiration and Termination.

1.1           Subject to adjustment pursuant to Section 3, the initial Exercise Price shall be 225.13 shares of IDT Class B per Warrant Share.

1.2.           This Warrant may be exercised from time to time, in whole or in part, at the Grantor’s principal executive office from October 21, 2009 until 5:00 p.m., Eastern time, on October 21, 2014 (the “Expiration Date”), by delivering a duly completed and executed Notice of Exercise in the form attached hereto (indicating the number of the Warrant Shares to be purchased) and surrendering the applicable number of shares of Stock Consideration with a stock power therefor duly executed in blank, plus payment of transfer taxes, if any, payable by Warrantholder in accordance with Section 5.

1.3           Effective Date of Exercise.  This Warrant will be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above.  The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant will be treated for all purposes as the holder of record of such shares as of the close of business on the date the Warrantholder is deemed to have exercised this Warrant.

2.           Issuance of Share Certificates.  Upon surrender of this Warrant, delivery of a duly completed and executed form of Notice of Exercise, surrender of the applicable Stock Consideration along with a stock power therefor duly executed in blank, IDT shall execute a stock power transferring to the Warrantholder the appropriate number of Warrant Shares and request that the Company issue one or more certificates representing such Warrant Shares (“Share Certificates”) in the name of the tendering Warrantholder or its designee and deliver the Share Certificates to the tendering Warrantholder or its designee.  In case of any partial exercise of this Warrant, IDT will cancel this Warrant upon surrender hereof and will execute and deliver a new Warrant of like tenor and date for the balance of the Warrant Shares purchasable hereunder.  If the securities of the Company deliverable upon exercise of this Warrant have not been registered for resale under the 1933 Act, any Share Certificate delivered shall bear appropriate private placement legends thereon, including, without limitation, a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.”

3.            Adjustments to Exercise Price and Number of Warrant Shares.  The Exercise Price, the nature of the Stock Consideration and the number of Warrant Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events specified in this Section 3.

3.1           Adjustments for Stock Splits and Combinations of the Warrant Shares.  If, while any portion of this Warrant is outstanding, the Company effects a subdivision of the outstanding Common Stock (or other securities issuable upon exercise hereof) the Exercise Price then in effect shall be proportionately decreased and the number of Warrant Shares issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding Common Stock, and conversely, if, while this Warrant is outstanding, the Company combines the outstanding Common Stock, the Exercise Price then in effect shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding Common Stock.  Any adjustment under this Section 3.1 shall become effective as of the record date for such event and if such subdivision or combination is not consummated in full the Exercise Price and the number of Warrant Shares shall be readjusted accordingly.  For purposes of this Section 3.1, a stock dividend shall be considered a stock split.

3.2           Adjustment for Reclassification, Exchange and Substitution of the Warrant Shares. If the Warrant Shares issuable upon exercise of this Warrant are changed into the same or a different number of shares of the same or any other class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 3.1 or a capital reorganization, merger or consolidation provided for in Section 3.3), or if all or any portion of the class of securities then purchasable by this Warrant are redeemed or cease to exist, then and in any such event the Warrantholder shall have the right thereafter, upon exercise of this Warrant, to receive in lieu of Warrant Shares the kind and amount of stock and other securities or property receivable upon such reclassification or other change, in an amount equal to the amount that the Warrantholder would have been entitled to had this Warrant been exercised to such extent prior to such event, and the Exercise Price shall be proportionally adjusted, all subject to further adjustment as set forth herein.

3.3           Adjustment for Capital Reorganization, Merger or Consolidation involving the Company.  In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another person or entity, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision will be made so that the holder of this Warrant will thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor person or entity resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3.  The foregoing provisions of this Section 3.3 will similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other person or entity that are at the time receivable upon the exercise of this Warrant.  If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration will be determined reasonably and in good faith by IDT’s Board of Directors.  In all events, appropriate adjustment (as determined reasonably and in good faith by IDT’s Board of Directors) will be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder after the transaction, to the end that the provisions of this Warrant will be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

3.4           Adjustments for Stock Splits and Combinations of the Stock Consideration.  If, while any portion of this Warrant is outstanding, IDT (or any successor in its capacity as Grantor) effects a subdivision of the outstanding class of securities then constituting the Stock Consideration, the Exercise Price then in effect shall be proportionately increased in proportion to such increase of such class of securities, and conversely, if, while this Warrant is outstanding, IDT (or any successor in its capacity as Grantor) combines the outstanding class of securities then constituting the Stock Consideration, the Exercise Price then in effect shall be proportionately decreased in proportion to such decrease in such class of securities.  Any adjustment under this Section 3.4 shall become effective as of the record date for such event and if such subdivision or combination is not consummated in full the Exercise Price shall be readjusted accordingly.  For purposes of this Section 3.4, a stock dividend shall be considered a stock split.

3.5           Adjustment for Capital Reorganization, Merger or Consolidation involving IDT.  In case of any capital reorganization of the capital stock of IDT (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of IDT with or into another person or entity, then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision will be made so that the holder of this Warrant will thereafter be entitled to exercise this Warrant by payment or surrender of those securities or other property received in consideration for the securities that constituted the Stock Consideration at the time of such event, the terms Stock Consideration and Exercise shall be appropriately adjusted, any other corresponding provisions hereof shall be similarly amended and the successor to IDT shall assume such obligation in connection with such transaction.  The foregoing provisions of this Section 3.5 will similarly apply to successive reorganizations, consolidations, mergers, sales and transfers.  In all events, appropriate adjustment will be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder after the transaction, to the end that the provisions of this Warrant will be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

3.6           Determination of Adjustment.  Any determination as to whether an adjustment is required to be made under Section 3 to (i) the Exercise Price in effect hereunder, (ii) the number of Warrant Shares issuable upon exercise of this Warrant, or (iii) as to the amount of any such adjustment described in clauses (i) or (ii) of this Section 3.6, shall be binding upon the Warrantholder and IDT if made in good faith by IDT’s Board of Directors.

4.           Mutilated or Missing Warrant.  If this Warrant shall be mutilated, lost, stolen or destroyed, IDT shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the lost, stolen or destroyed Warrant, a new warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to IDT of such loss, theft or destruction of this Warrant and an indemnity, if requested, reasonably satisfactory to IDT.  The applicant shall also comply with such other reasonable regulations and pay such other reasonable administrative charges as IDT may prescribe.

5.           Payment of Taxes.  IDT will pay all documentary stamp taxes attributable to the transfer of Common Stock upon the exercise of this Warrant; provided, however, that IDT shall not be required to pay any tax or other charges that may be payable in respect of any transfer involved in the transfer of any securities to, or delivery of any Share Certificates in a name other than that of the Warrantholder of record.

6.           Restrictions on Transfer.  By accepting this Warrant, Warrantholder acknowledges that Warrantholder has been advised by IDT that neither this Warrant nor any Common Stock which may be upon exercise hereof have been registered under the Securities Act, that the Warrant is being issued and the Common Stock may be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that IDT’s and the Company’s reliance thereon is based in part upon representations made by Warrantholder.  Warrantholder acknowledges that Warrantholder has been informed by IDT of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities.

7.           No Rights as a Shareholder.  Nothing contained herein shall be construed as conferring upon the Warrantholder prior to exercise of this Warrant any rights whatsoever as a shareholder of the Company, including the right to vote, to receive dividends, to consent or to receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter.

8.           Notice.  Any notice or other communication hereunder must be given in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one business day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, or (c) five days after posting when sent by registered or certified mail (return receipt requested), addressed to IDT or the Warrantholder as follows:

If to Warrantholder, addressed to:
_____________________________
_____________________________
_____________________________
Attn: _________________________
Facsimile No:  _________________

If to IDT, addressed to:

IDT Corporation
520 Broad Street
Newark, New Jersey
Attention: Legal Department
Facsimile No.: 973-596-0003

9.            Supplements and Amendments.  Neither this Warrant nor any term hereof may be changed or waived except pursuant to an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

10.         Successors.  All the representations, warranties, agreements, covenants and provisions of this Warrant by or for the benefit of IDT or the Warrantholder shall bind and inure to the benefit of their respective permitted successors and assigns hereunder.

11.         Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of New Jersey, excluding any conflicts or choice of law rules or principles that might refer to the governance or construction of this Warrant by the law of another jurisdiction.  If any provisions of this Warrant shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Warrant and, to this end, the provisions of this Warrant are intended to be and shall be severable.

12.         Jurisdiction and Venue. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS WARRANT SHALL BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW JERSEY IN THE COUNTY OF ESSEX.  THE PARTIES TO THIS WARRANT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW JERSEY, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS AGREEMENT BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT THE ADDRESS SET FORTH FOR THE PROVISION OF NOTICE HEREIN.  BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

13.           Benefits of This Warrant.  Nothing in this Warrant shall be construed to give to any person or entity other than IDT and the Warrantholder any legal or equitable right, remedy or claim under this Warrant; and this Warrant shall be for the sole and exclusive benefit of IDT and the Warrantholder.

14.           Invalidity of Provisions.  If any provision of this Warrant is or becomes invalid, illegal or unenforceable in any respect, such provision shall be deemed amended to the extent necessary to cause it to express the intent of the parties to the maximum possible extent and be valid, legal and enforceable.  The invalidity or deemed amendment of such provision shall not affect the validity, legality or enforceability of any other provision hereof.

15.           Section Headings.  The section headings contained in this Warrant are for  convenience only and shall be without substantive meaning or content.

IN WITNESS WHEREOF, IDT has caused this Warrant to be duly executed as of the day and year first above written.

                                                      IDT CORPORATION

                                                      By:           /s/ Abilio Pereira
                                                      Name:      Abilio Pereira
                                                      Title:        CFO, IDT

ACCEPTED AND AGREED TO:

/s/James Courter
James Courter

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _____________ shares of Common Stock of Genie Energy Corporation, as provided for therein, and in payment of the Exercise Price thereof, hereby tenders and transfers ______________ shares of Class B common stock of IDT Corporation.

Please issue a certificate or certificates for such securities in the name of (please print name, address and social security number):

Name:                      ____________________________________
Address:                 ____________________________________

Warrantholder:

_____________________________________
Print name

_____________________________________                                                                           Executed as of ____________, ____.
Signature
(Signature must conform in all respects to name of holder as specified on the face of the Warrant tendered with this Notice of Exercise.)